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                                                                    EXHIBIT 99.2





                          RENAISSANCE PARC APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



























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                          Independent Auditors' Report



To the Board of Trustees
Income Opportunity Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Renaissance Parc Apartments for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Income Opportunity Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Renaissance Parc Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                        FARMER, FUQUA, HUNT & MUNSELLE, P.C.


Dallas, Texas
May 20, 1997





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                          RENAISSANCE PARC APARTMENTS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996



REVENUES
         Net rental revenues                        $ 2,277,308
         Other revenues                                  99,736
                                                    -----------
             Total revenues                           2,377,044

OPERATING EXPENSES
         Property taxes                                 253,092
         Salaries and benefits                          215,553
         Repairs and maintenance                        136,560
         Utilities                                       74,560
         Insurance                                       48,001
                                                    -----------

             Total direct operating expenses            727,766
                                                    -----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES     $ 1,649,278
                                                    ===========





        The accompanying notes are an integral part of this statement.





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                          RENAISSANCE PARC APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1996


NOTE 1:          ORGANIZATION AND BASIS OF PRESENTATION

                 Renaissance Parc Apartments is a 294-unit apartment complex located in Dallas, Texas. During 1996, the property was owned by DMC Parkway Place Apartments I, J.V.

                 The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:          ACCOUNTING ESTIMATES

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:          OTHER REVENUES

                 Other revenues consists of the following:

                        Late charges              $ 43,351
                        Parking revenue             22,494
                        Laundry, vending and
                            telephone revenue       17,662
                        Miscellaneous               16,229
                                                  --------

                                                  $ 99,736
                                                  ========

NOTE 4:          SUBSEQUENT EVENT

                 The property was sold to Income Opportunity Realty Investors, Inc., a Nevada corporation, on June 11, 1997.




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